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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        August 13, 2002
                                                -------------------------------


                           NORTHERN TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

                0-5965                                 36-2723087
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       (Commission File Number)             (IRS Employer Identification No.)


              Fifty South LaSalle Street, Chicago, Illinois 60675
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code       (312) 630-6000
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Item 9.  Regulation FD Disclosure

         Cover letter to the Securities and Exchange Commission, a copy of which is filed as Exhibit 99.1 hereto, is incorporated herein by reference.

         A "Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings" was filed with the Securities and Exchange Commission on August 13, 2002, a copy of which is filed as Exhibit 99.2 hereto, is incorporated herein by reference.

         A "Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings" was filed with the Securities and Exchange Commission on August 13, 2002, a copy of which is filed as Exhibit 99.3 hereto, is incorporated herein by reference.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NORTHERN TRUST CORPORATION
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                                             (Registrant)



Dated: August 13, 2002                 By:  /s/ Perry R. Pero
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                                                Perry R. Pero
                                                Vice Chairman
                                                and Chief Financial Officer
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                                  EXHIBIT INDEX

Number   Description                                                Page Number
------   -----------                                                -----------
99.1     Cover Letter to the Securities and Exchange Commission          5

99.2     Statement Under Oath of Principal Executive Officer
         Regarding Facts and Circumstances Relating to Exchange
         Act Filings                                                     6

99.3     Statement Under Oath of Principal Financial Officer
         Regarding Facts and Circumstances Relating to Exchange
         Act Filings                                                     7

                                        4